                                                                       EXHIBIT 1




                               1,060,997 Shares

                            SOUTHWEST BANCORP, INC.

                                 Common Stock
                                $1.00 Par Value

                            UNDERWRITING AGREEMENT
                            ----------------------


                                                            ______________, 1999


STIFEL, NICOLAUS & COMPANY, INCORPORATED
As Representative of the Several Underwriters named in Schedule I hereto
500 North Broadway
St. Louis, Missouri 63102

Ladies and Gentlemen:

          Southwest Bancorp, Inc., an Oklahoma corporation (the "Company"), proposes to issue and sell to the underwriters listed on Schedule I hereto (the "Underwriters"), pursuant to the terms of this Agreement, 250,000 shares of the Company's Common Stock, par value $1.00 per share (the "Common Stock"), and the Estate of Paul C. Wise (through its co-executors, Dr. James B. Wise and Allen H.
Wise) (the "Estate") and James B. Wise ("Wise", and together with the Estate, the "Selling Shareholders") propose to sell to the Underwriters the respective number of shares of Common Stock set forth opposite their names on Schedule II, which represent a total of 810,997 shares of Common Stock. The 1,060,997 shares of Common Stock to be sold by the Company and the Selling Shareholders are herein called the "Firm Shares." Solely for the purpose of covering over-allotments in the sale of the Firm Shares, the Company further proposes to issue and sell to the Underwriters, at their option, up to an additional 159,149 shares of Common Stock (the "Option Shares") upon exercise of the over-allotment option granted in Section 1 hereof. The Firm Shares and any Option Shares are herein collectively referred to as the "Shares." You are acting as representative of the Underwriters and in such capacity are sometimes herein referred to as the "Representative."

          The Company hereby confirms as follows its agreement with each of the Underwriters in connection with the proposed purchase of the Shares.

          1.  SALE, PURCHASE AND DELIVERY OF SHARES.  On the basis of the
              -------------------------------------
representations, warranties and agreements herein contained, and subject to the terms and conditions herein set forth, the Company and the Selling Shareholders hereby agree to sell to each of the Underwriters and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and the Selling Shareholders, at a purchase price per share of $[______] (the "Purchase Price") the respective number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto. The Representative may by notice to the Company amend Schedule I to add, eliminate or substitute names set forth therein (other than to eliminate the names of the Representative) and to amend the number of Firm Shares to be purchased by any firm or corporation listed thereon, provided that the total number of Firm Shares listed on Schedule I shall equal 1,060,997.

          The number of Firm Shares to be purchased by each Underwriter from the Company and from the Selling Shareholders, respectively, shall bear the same ratio to the total number of Firm Shares to be sold by the Company and by each Selling Shareholder, respectively, as the total number of Firm Shares to be purchased by such Underwriter bears to the total number of Firm Shares to be purchased by the Underwriters; provided, however, that the Representative shall
                               --------  -------
adjust the number of Firm Shares to be purchased by each Underwriter from the Selling Shareholders as necessary to eliminate fractional shares.

          In addition, on the basis of the representations, warranties and agreements herein contained and subject to the terms and conditions herein set forth, the Company hereby grants to the Underwriters, severally and not jointly, an option to purchase all or any portion of the 159,149 Option Shares, and upon the exercise of such option in accordance with this Section 1, the Company hereby agrees to sell to the Underwriters, severally and not jointly, all or any portion of the Option Shares at the same Purchase Price per share paid for the Firm Shares. If any Option Shares are to be purchased, each Underwriter, severally and not jointly, agrees to purchase from the Company that proportion (subject to adjustment as you may determine to avoid fractional shares) of the number of Option Shares to be purchased that the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto (or such number increased as set forth in Section 9 hereof) bears to 1,060,997. The option hereby granted (the "Option") shall expire 30 days after the date upon which the Registration Statement (as hereinafter defined) becomes effective and may be exercised only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Firm Shares. The Option may be exercised in whole or in part at any time (but not more than once) by you giving notice (confirmed in writing) to the Company setting forth the number of Option Shares as to which the Underwriters are exercising the Option and the time, date and place for payment and delivery of certificates for such Option Shares. Such time and date of payment and delivery for the Option Shares (the "Option Closing Date") shall be determined by you, but shall not be earlier than two nor later than five full business days after the exercise of such option, nor in any event prior to the Closing Date (as hereinafter defined). The Option Closing Date may be the same as the Closing Date.

          Payment of the Purchase Price and delivery of certificates for the Firm Shares shall be made at the offices of Stifel, Nicolaus & Company, Incorporated, 500 North Broadway, St. Louis, Missouri 63102, or such other place as shall be agreed to by you and the Company, at 10:00 a.m., St. Louis time, on [_____________], 1999, or at such other time not more than five full business days thereafter as the Company and you shall determine (the "Closing Date"). If the Underwriters exercise the option to purchase any or all of the Option Shares, payment of the Purchase Price and delivery of certificates for such Option Shares shall be made on the Option Closing Date at the offices of Stifel, Nicolaus & Company, Incorporated, or at such other place as the Company and you shall determine. Such payments shall be made to the Company and the Selling Shareholders, as appropriate, or their respective order by wire transfer or certified or bank cashier's check, in same day funds, in the amount of the Purchase Price therefor, against delivery by or on behalf of the Company and the Selling Shareholders to you for the respective accounts of the Underwriters of certificates for the Shares to be purchased by them.

          The Agreement contained herein with respect to the timing of the Closing Date and Option Closing Date is intended to, and does, constitute an express agreement, as described in Rule 15c6-1[(A)/(C)] and (d) promulgated under the 1934 Act (as defined herein), for a settlement date other than [THREE/FOUR] business days after the date of the contract.

          Certificates for Shares to be purchased by the Underwriters shall be delivered in fully registered form in such authorized denominations and registered in such names as you shall request in writing not later than 12:00 noon, St. Louis time, two business days prior to the Closing Date and, if applicable, the Option Closing Date. Certificates for Shares to be purchased by the Underwriters shall be made available to you for inspection, checking and packaging at such office as you may designate in writing not later than 1:00 p.m., St. Louis time, on the last business day prior to the Closing Date and, if applicable, on the last business day prior to the Option Closing Date.

          Time shall be of the essence, and delivery of the certificates for the Shares at the time and place specified pursuant to this Agreement is a further condition of the obligations of each Underwriter hereunder.

          2.   REPRESENTATIONS AND WARRANTIES.
               ------------------------------

               (a) The Company represents and warrants to, and agrees with, each of the Underwriters that:

                    (i) The reports filed with the Securities and Exchange Commission (the "Commission") by the Company under the Securities Exchange Act of 1934, as amended (the "1934 Act") and the rules and regulations thereunder (the "1934 Act Regulations") at the time they were filed with the Commission, complied as to form with the requirements of the 1934 Act and the 1934 Act Regulations and did not contain an untrue statement of fact or omit to state any fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

               (ii) The Company has carefully prepared and filed with the Commission a registration statement on Form S-2 (File No. [_______________]) for the registration of the Shares under the Securities Act of 1933, as amended (the "1933 Act"), including the related prospectus subject to completion, and one or more amendments to such registration statement may have been so filed, in each case in conformity with the requirements of the 1933 Act and the rules and regulations promulgated thereunder (the "1933 Act Regulations"). The Company meets the requirements for use of Form S-2. Copies of such registration statement, including any amendments thereto, each Preliminary Prospectus (as defined herein) contained therein and the exhibits, financial statements and schedules to such registration statement, as finally amended and revised, have heretofore been delivered by the Company to the Representative. After the execution of this Agreement, the Company will file with the Commission
     (A) if such registration statement, as it may have been amended, has been declared by the Commission to be effective under the 1933 Act, a prospectus in the form most recently included in an amendment to such registration statement (or, if no such amendment shall have been filed, in such registration statement), with such changes or insertions as are required by Rule 430A of the 1933 Act Regulations ("Rule 430A") or permitted by Rule 424(b) of the 1933 Act Regulations ("Rule 424(b)") and as have been provided to and not objected to by the Representative prior to (or as are agreed to by the Representative subsequent to) the execution of this Agreement, or (B) if such registration statement, as it may have been amended, has not been declared by the Commission to be effective under the 1933 Act, an amendment to such registration statement, including a form of final prospectus, necessary to permit such registration statement to become effective, a copy of which amendment has been furnished to and not objected to by the Representative prior to (or is agreed to by the Representative subsequent to) the execution of this Agreement. The Company will not file any amendment to the registration statement or any amended Preliminary Prospectus or any amendment thereto, of which you have not been previously furnished a copy or to which you or counsel for the Underwriters shall reasonably object. As used in this Agreement, the term "Registration Statement" means such registration statement, as amended at the time when it was or is declared effective under the 1933 Act, including (1) all financial schedules and exhibits thereto (2) all documents (or portions thereof) incorporated by reference therein filed under the 1934 Act, and
     (3) any information omitted therefrom pursuant to Rule 430A and included in the Prospectus (as hereinafter defined); the term "Preliminary Prospectus" means each prospectus subject to completion filed with such registration statement or any amendment thereto, including all documents (or portions thereof) incorporated by reference therein under the 1934 Act (including the prospectus subject to completion, if any, included in the Registration Statement and each prospectus filed pursuant to Rule 424(a) under the 1933
     Act); and the term "Prospectus" means the prospectus first filed with the Commission pursuant to Rule 424(b)(1) or (4) or, if no prospectus is required to be filed pursuant to Rule 424(b)(1) or (4), the prospectus included in the Registration Statement, in each case including the financial schedules and all documents (or portions thereof) incorporated by reference therein under the 1934 Act. The date on which the Registration Statement becomes effective is hereinafter referred to as the "Effective Date."

               (iii) The documents incorporated by reference in the Preliminary Prospectus or Prospectus or from which information is so incorporated by reference, when they became effective or were filed with the Commission, as the case may be, complied with the requirements of the 1934 Act and the 1934 Act Regulations and any future documents incorporated by reference so filed, when they are filed, will comply with the requirements of the 1934 Act and the 1934 Act Regulations; no such incorporated document contained or will contain any untrue statement of fact or omit to state any fact required to be stated therein or necessary to make the statements therein not misleading, and when read together and with the other information in the Preliminary Prospectus or Prospectus, as the case may be, at the time the Registration Statement became or becomes effective and at the Closing Date and any Option Closing Date, did not or will not, as the case may be, contain an untrue statement of fact or omit to state any fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

               (iv) No order preventing or suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending the qualification or registration of the Shares for offering or sale in any jurisdiction has been issued by the Commission, any state or other jurisdiction or other regulatory body nor has the Commission, any state or other jurisdiction or other regulatory body, to the knowledge of the Company, threatened to issue such an order or instituted proceedings for such purpose. Each Preliminary Prospectus, at the time of filing thereof, (A) complied with the requirements of the 1933 Act and the 1933 Act Regulations and (B) did not contain an untrue statement of fact or omit to state any fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty does
                 --------  -------
     not apply to statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by you expressly for inclusion in the Prospectus beneath the heading "Underwriting" (such information referred to herein as the "Underwriters' Information") or by any Selling Shareholder expressly for inclusion in the Prospectus (such information referred to herein as the "Selling Shareholders' Information").

               (v) At the Effective Date and at all times subsequent thereto, up to and including the Closing Date and, if applicable, the Option Closing Date, the Registration Statement and any post-effective amendment thereto
     (A) complied and will comply with the requirements of the 1933 Act and the 1933 Act Regulations and (B) did not and will not contain an untrue statement of fact or omit to state any fact required to be stated therein or necessary to make the statements therein not misleading. At the Effective Date and at all times when the Prospectus is required to be delivered in connection with offers and sales of Shares, including, without limitation, the Closing Date and, if applicable, the Option Closing Date, the Prospectus, as amended or supplemented, (A) complied and will comply with the requirements of the 1933 Act and the 1933 Act Regulations and (B) did not contain and will not contain an untrue statement of fact or omit to state any fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and
                           --------  -------
     warranty does not apply to Underwriters' Information or Selling Shareholder's Information.

               (vi) The Company is duly organized, validly existing and in good standing under the laws of the State of Oklahoma, with full corporate and other power and authority to own, lease and operate its properties and conduct its business as described in and contemplated by the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and as currently being conducted and is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended (the "BHC Act").

               (vii) The Company has two direct subsidiaries, Stillwater National Bank & Trust Company (the "Bank") and SBI Capital Trust (the "Trust"), and three indirect subsidiaries, Stillwater National Building Corporation ("SNBC"), CRK Properties, Inc. ("CRK") and Stillwater Properties, Inc. ("Stillwater Properties") that are wholly-owned by the Bank. The Bank, the Trust, SNBC, CRK and Stillwater Properties are
     hereinafter collectively referred to as the "Subsidiaries."   The Company
     does not own or control, directly or indirectly, more than 5% of any class of equity security of any corporation, association or other entity other than the Subsidiaries. Each Subsidiary is a national banking association, business trust or Oklahoma corporation duly incorporated or organized (as the case may be), validly existing and in good standing under the laws of its respective jurisdiction of incorporation or organization (as the case may be). Each such Subsidiary has full corporate and other power and authority to own, lease and operate its properties and to conduct its business as described in and contemplated by the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and as currently being conducted. The Bank is a member of the Federal Reserve System, and no proceedings for the termination or revocation of such membership are pending or, to the knowledge of the Company, threatened. The deposit accounts of the Bank are insured by the Bank Insurance Fund administered by the Federal Deposit Insurance Corporation (the "FDIC") up to the maximum amount provided by law, except to the extent the Prospectus discloses such deposit accounts are insured by the Savings Association Insurance Fund administered by the FDIC and to such extent the deposit accounts are so insured up to the maximum amount provided by law; and no proceedings for the modification, termination or revocation of any such insurance are pending or, to the knowledge of the Company, threatened.

               (viii) The Company and each of the Subsidiaries is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property or conducts its business so as to require such qualification and in which the failure to so qualify would, individually or in the aggregate, have an adverse effect on the condition (financial or otherwise), earnings, business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis. All of the issued and outstanding shares of capital stock of the Subsidiaries (A) have been duly authorized and are validly issued, (B) are fully paid and nonassessable except to the extent such shares may be deemed assessable under 12 U.S.C. Section 55 or 12 U.S.C. Section 1831o. Except as disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), all of the issued and outstanding shares of capital stock of the Bank are directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, restriction upon voting or transfer, preemptive rights, claim or equity. Except as disclosed in the Prospectus, there are no outstanding rights, warrants or options to acquire or instruments convertible into or exchangeable for any capital stock or equity securities of the Subsidiaries, except for preemptive rights under the National Bank Act.

               (ix) The capital stock of the Company conforms to the description thereof contained in the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus. The outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable, and no such shares were issued in violation of the preemptive or similar rights of any security holder of the Company; no person has any preemptive or similar right to purchase any shares of capital stock or equity securities of the Company. Except as disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), there are no outstanding rights, options or warrants to acquire any securities of the Company other than options issued under the Company's 1994 Stock Option Plan, and there are no outstanding securities convertible into or exchangeable for any such securities, and no restrictions upon the voting or transfer of any capital stock of the Company pursuant to the Company's corporate charter or by-laws or any agreement or other instrument to which the Company is a party or by which it is bound.

               (x) The Company has all requisite power and authority to issue, sell and deliver the Shares in accordance with and upon the terms and conditions set forth in this Agreement and in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus). All corporate action required to be taken by the Company for the authorization, issuance, sale and delivery of the Shares has been validly and sufficiently taken. The Shares, when delivered and paid for in accordance with this Agreement, will be duly and validly issued and outstanding, fully paid and nonassessable, will not be issued in violation of or subject to any preemptive or similar rights, and will conform to the description thereof in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus). None of the Shares, immediately prior to delivery, will be subject to any security interest, lien, mortgage, pledge, encumbrance, restriction upon voting or transfer, preemptive rights, claim, equity or other defect.

               (xi) The Company and the Subsidiaries have complied with all federal, state and local statutes, regulations, ordinances and rules applicable to the ownership and operation of their properties or the conduct of their businesses as described in and contemplated by the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and as currently being conducted.

               (xii) The Company and the Subsidiaries have all material permits, easements, consents, licenses, grants, certificates, orders, approvals, franchises and other governmental and regulatory authorizations from all appropriate federal, state, local or other public authorities ("Permits") as are necessary to own and lease their properties and conduct their businesses in the manner described in and contemplated by the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and as currently being conducted in all material respects. All such Permits are in full force and effect and each of the Company and the Subsidiaries are in all material respects complying therewith, and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or will result in any other material impairment of the rights of the holder of any such Permit. Such Permits contain no restrictions that would materially impair the ability of the Company or the Subsidiaries to conduct their businesses in the manner consistent with their past practices. Neither the Company nor any of the Subsidiaries has received notice or otherwise has knowledge of any proceeding or action relating to the revocation or modification of any such Permit.

               (xiii) Neither of the Company nor any of the Subsidiaries is in breach or violation of its corporate charter, by-laws or other governing documents. Neither of the Company nor any of the Subsidiaries is, and to the knowledge of the Company no other party is, in violation, breach or default (with or without notice or lapse of time or both) in the performance or observance of any term, covenant, agreement, obligation, representation, warranty or condition contained in (A) any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease, franchise, license, Permit or any other agreement or instrument to which it is a party or by which it or any of its properties may be bound, which such breach, violation or default could have material adverse consequences to the Company on a consolidated basis, and to the knowledge of the Company, no other party has asserted that the Company or any of the Subsidiaries is in such violation, breach or default (provided that the foregoing shall not apply to defaults by borrowers from the Bank), or (B) except as disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), any order, decree, judgment, rule or regulation, including, without limitation, Section 13 of the 1934 Act, of any court, arbitrator, government, or governmental agency or instrumentality, domestic or foreign, having jurisdiction over the Company or the Subsidiaries or any of their respective properties the breach, violation or default of which could have a material adverse effect on the condition (financial or otherwise), earnings, affairs, business, prospects, or results of operations of the Company and the Subsidiaries on a consolidated basis.

               (xiv) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein, in the Registration Statement and in the Prospectus (or, if the Prospectus in not in existence, the most recent Preliminary Prospectus) do not and will not conflict with, result in the creation or imposition of any material lien, claim, charge, encumbrance or restriction upon any property or assets of the Company or the Subsidiaries or the Shares pursuant to, constitute a breach or violation of, or constitute a default under, with or without notice or lapse of time or both, any of the terms, provisions or conditions of the charter, by-laws or any other governing document of the Company or the Subsidiaries, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease, franchise, license, Permit or any other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or any order, decree, judgment, rule or regulation of any court, arbitrator, government, or governmental agency or instrumentality, domestic or foreign, having jurisdiction over the Company or the Subsidiaries or any of their respective properties which conflict, creation, imposition, breach, violation or default would have either singly or in the aggregate have a material adverse effect on the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis. No authorization, approval, consent or order of, or filing, registration or qualification with, any person (including, without limitation, any court, governmental body or authority) is required in connection with the transactions contemplated by this Agreement, the Registration Statement and the Prospectus (or such Preliminary Prospectus), except such as have been obtained under the 1933 Act and from the Nasdaq National Market relating to the listing of the Shares, and such as may be required under state securities laws or Interpretations or Rules of the National Association of Securities Dealers, Inc. ("NASD") in connection with the purchase and distribution of the Shares by the Underwriters.

               (xv) The Company has all requisite corporate power and authority to enter into this Agreement and this Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes the legal, valid and binding agreement of the Company, enforceable in accordance with its terms, except as the enforcement thereof may be limited by general principles of equity and by bankruptcy or other laws relating to or affecting creditors' rights generally.

               (xvi) The Company and the Subsidiaries have good and marketable title in fee simple to all real property and good title to all personal property owned by them and material to their business on a consolidated basis, in each case free and clear of all security interests, liens, mortgages, pledges, encumbrances, restrictions, claims, equities and other defects except such as are referred to in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) or such as do not materially affect the value of such property in the aggregate and do not materially interfere with the use made or proposed to be made of such property; and all of the leases under which the Company or any of the Subsidiaries holds real or personal property are valid, existing and enforceable leases and in full force and effect with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real or personal property, and neither the Company nor any of the Subsidiaries is in default in any material respect of any of the terms or provisions of any leases.

               (xvii) Deloitte & Touche LLP, who have certified the consolidated financial statements of the Company and the Subsidiaries, including the notes thereto, included by incorporation by reference or otherwise in the Registration Statement and Prospectus, are independent public accountants with respect to the Company and the Subsidiaries, as required by the 1933 Act and the 1933 Act Regulations.

               (xviii) The consolidated financial statements, including the notes thereto, included by incorporation by reference or otherwise in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) with respect to the Company and its Subsidiaries comply in all material respects with the 1933 Act and the 1933 Act Regulations and present fairly the consolidated financial position of the Company and its Subsidiaries as of the dates indicated and the consolidated results of operations, cash flows and stockholders' equity of the Company and its Subsidiaries for the periods specified and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis. The selected and summary consolidated financial data concerning the Company and its Subsidiaries included or incorporated by reference in the Registration Statement and the Prospectus (or such Preliminary Prospectus) comply in all material respects with the 1933 Act and the 1933 Act Regulations, present fairly the information set forth therein, and have been compiled on a basis consistent with that of the consolidated financial statements of the Company and its Subsidiaries in the Registration Statement and the Prospectus (or such Preliminary Prospectus). The other financial, statistical and numerical information included in the Registration Statement and the Prospectus (or such Preliminary Prospectus) comply in all material respects with the 1933 Act and the 1933 Act Regulations, present fairly the information shown therein, and to the extent applicable have been compiled on a basis consistent with the consolidated financial statements of the Company and its Subsidiaries included in the Registration Statement and the Prospectus (or such Preliminary Prospectus).

               (xix) The Company and each of the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (1) transactions are executed in accordance with management's general or specific authorizations; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (3) access to assets is permitted only in accordance with management's general or specific authorization; and (4) the recorded accounts for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect thereto.

               (xx) Since the respective dates as of which information is given in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), except as otherwise stated therein:

                        (A) neither the Company nor any of its Subsidiaries has sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree which is material to the condition (financial or otherwise), earnings, business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis;

                        (B) there has not been any material adverse change in, or any development which is likely to have a material adverse effect on, the condition (financial or otherwise), earnings, business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis, whether or not arising in the ordinary course of business;

                        (C) neither the Company nor any of its Subsidiaries has incurred any liabilities or obligations, direct or contingent, or entered into any material transactions, other than in the ordinary course of business which is material to the condition (financial or otherwise), earnings, business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis;

                        (D) the Company has not declared or paid any dividend, and neither the Company nor any of its Subsidiaries has become delinquent in the payment of principal or interest on any outstanding borrowings; and

                        (E) there has not been any change in the capital stock (except for the exercise of employee stock options issued under the Company's 1994 Stock Option Plan, and disclosed as outstanding, stock issued pursuant to the Company's Employee Stock Purchase Plan and stock issued pursuant to the Company's Dividend Reinvestment Plan), long-term debt, obligations under capital leases or, other than in the ordinary course of business, short-term borrowings of the Company or the Subsidiaries.

               (xxi) The Company and its Subsidiaries maintain insurance of the types and in the amounts generally deemed adequate for its business, including, but not limited to, directors' and officers' insurance, insurance covering real and personal property owned or leased by the Company and its Subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect. Neither the Company nor any of its Subsidiaries has been refused any insurance coverage sought or applied for, and the Company has no reason to believe that it and its Subsidiaries will not be able to renew their existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect on the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis.

               (xxii) Except as set forth in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), no charge, investigation, action, suit or proceeding is pending or, to the knowledge of the Company, threatened, against or affecting the Company or the Subsidiaries or any of their respective properties before or by any court or any regulatory, administrative or governmental official, commission, board, agency or other authority or body, or any arbitrator, and there is no factual basis for any such charge, investigation, action, suit or proceeding wherein an unfavorable decision, ruling or finding could have a material adverse effect on the consummation of this Agreement or the transactions contemplated herein or the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis or which is required to be disclosed in the Registration Statement or the Prospectus (or such Preliminary Prospectus) and is not so disclosed.

               (xxiii) There are no contracts or other documents required to be filed as exhibits to the Registration Statement by the 1933 Act or the 1933 Act Regulations which have not been filed as exhibits or incorporated by reference to the Registration Statement, or that are required to be summarized in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) that are not so summarized.

               (xxiv) The Company has not taken, directly or indirectly, any action designed to result in or which has constituted or which might cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares, and the Company is not aware of any such action taken or to be taken by any affiliate of the Company.

               (xxv) The Company and the Subsidiaries own, or possess adequate rights to use, all patents, copyrights, trademarks, service marks, trade names and other rights necessary to conduct the businesses now conducted by them in all material respects or as described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and neither the Company nor any of the Subsidiaries has received any notice of infringement or conflict with asserted rights of others with respect to any patents, copyrights, trademarks, service marks, trade names or other rights, which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis, and the Company does not know of any basis for any such infringement or conflict.

               (xxvi) Except as adequately disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), no labor dispute involving the Company or the Subsidiaries exists or, to the knowledge of the Company, is imminent which might be expected to have a material adverse effect on the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis or which is required to be disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus). Neither the Company nor any of the Subsidiaries has received notice of any existing or threatened labor dispute by the employees of any of its principal suppliers, customers or contractors which might be expected to have a material adverse effect on the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis.

               (xxvii) The Company and the Subsidiaries have timely and properly prepared and filed all necessary federal, state, local and foreign tax returns which are required to be filed and have paid all taxes shown as due thereon and have paid all other taxes and assessments to the extent that the same shall have become due, except such as are being contested in good faith or where the failure to so timely and properly prepare and file would not have a material adverse effect on the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis. The Company has no knowledge of any tax deficiency which has been or might be assessed against the Company or the Subsidiaries which, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis.

               (xxviii) Each of the material contracts, agreements and instruments described or referred to in the Registration Statement or the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and each contract, agreement and instrument filed as an exhibit to the Registration Statement is in full force and effect and is the legal, valid and binding agreement of the Company or the Subsidiaries, enforceable in accordance with its terms, except as the enforcement thereof may be limited by general principles of equity and by bankruptcy or other laws relating to or affecting creditors' rights generally. Except as disclosed in the Prospectus (or such Preliminary Prospectus), to the knowledge of the Company, no other party to any such agreement is (with or without notice or lapse of time or both) in breach or default in any material respect thereunder; provided, however, that the foregoing shall not apply to defaults by borrowers from the Bank.

               (xxix) No relationship, direct or indirect, exists between or among the Company or the Subsidiaries, on the one hand, and the directors, officers, trustees, stockholders, customers or suppliers of the Company or the Subsidiaries, on the other hand, which is required to be described in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) which is not adequately described therein.

               (xxx) No person has the right to request or require the Company or the Subsidiaries to register any securities for offering and sale under the 1933 Act by reason of the filing of the Registration Statement with the Commission or the issuance and sale of the Shares.

               (xxxi) The Common Stock has been approved for quotation on the Nasdaq National Market subject to official notice of issuance, and will be quoted on a "when issued" basis prior to the Closing.

               (xxxii) Except as described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), there are no contractual encumbrances or restrictions or no legal restrictions, on the ability of the Subsidiaries (A) to pay dividends or make any other distributions on its capital stock or to pay any indebtedness owed to the Company, (B) to make any loans or advances to, or investments in, the Company or (C) to transfer any of its property or assets to the Company.

               (xxxiii) Without limiting the generality of any of the foregoing representations and warranties, the Trust Department Service Agreement (the "Service Agreement") dated August 24, 1992 between the Bank and The Trust Company of Oklahoma (the "Trust Company") is in full force and effect and neither the Bank nor, to the best knowledge of the Company, the Trust Company, is in violation, breach or default (with or without notice or lapse of time or both) in the performance or observance of any term, covenant, agreement, obligation, representation, warranty or condition contained in the Service Agreement and the Service Agreement complies in all material respects with all applicable federal, state and local statutes, regulations, ordinances and rules.

               (xxxiv) The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

               (xxxv) The Company has not distributed and will not distribute prior to the Closing Date any offering material in connection with the offering of the Shares, other than a Preliminary Prospectus, the Prospectus, the Registration Statement and the other materials permitted by the 1933 Act and the 1933 Act Regulations and reviewed by the Representative.

          (b) Each Selling Shareholder represents and warrants, jointly and severally, to, and agrees with, each of the Underwriters and the Company that:

               (i) Such Selling Shareholder has caused to be executed and delivered on his or her behalf (A) a Custody Agreement (the "Custody Agreement") appointing [_________________] as such Selling Shareholder's custodian (the "Custodian") with authority to deliver on behalf of such Selling Shareholder certificates, representing the Shares to be sold by the Selling Shareholder pursuant to this Agreement and (B) a Power of Attorney (the "Power of Attorney") appointing [____________] and [______________] as such Selling Shareholder's agents and attorneys-in-fact (the "Attorneys-in-Fact") with the Attorneys-in-Fact having authority to execute and deliver this Agreement on behalf of such Selling Shareholder, to determine the purchase price to be paid by the Underwriters to the Selling Shareholders as provided in Section 1, to authorize the delivery of the Shares to be sold by it hereunder and otherwise to act on behalf of such Selling Shareholder in connection with the transactions contemplated by this Agreement and such Custody Agreement. Pursuant to the Power of Attorney and Custody Agreement, such certificates in negotiable form, endorsed in blank or accompanied by blank stock powers duly executed, with signatures appropriately guaranteed, representing the Shares to be sold by such Selling Shareholder hereunder have been deposited with the Custodian for the purpose of delivery pursuant to this Agreement. Such Selling Shareholder has full legal right, power and authority to execute the Power of Attorney, to enter into this Agreement and the Custody Agreement, and to sell, assign, transfer and deliver to the Underwriters the Shares to be sold by such Selling Shareholder hereunder. Such Selling Shareholder agrees that each of the shares of Common Stock represented by the certificates on deposit with the Custodian is subject to the interests of the Underwriters hereunder, that the arrangements made for such custody, the appointment of the Custodian and of the Attorneys-in-Fact under the Custody Agreement and the Power of Attorney and the right, power and authority of the Custodian to deliver, in accordance with the terms of the Custody Agreement, the Shares to be sold by such Selling Shareholder to the Underwriters, are to that extent irrevocable and that the obligations of the Selling Shareholder hereunder shall not be terminated, except as expressly provided in this Agreement, the Custody Agreement or the Power of Attorney, by any act of such Selling Shareholder, by operation of law, by the death or incapacity of such Selling Shareholder (or in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust) or otherwise. If the Selling Shareholder or an executor or trustee of the Selling Shareholder, as the case may be, should die or become incapacitated, if any such estate or trust should be terminated, or if any other event should occur, before delivery of the Shares hereunder, the certificates representing the Shares to be sold by the Selling Shareholder hereunder and other documents then on deposit with the Custodian shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement and actions taken by the Attorneys-in-Fact in accordance with the Power of Attorney shall be valid as if such death, incapacity, termination or other event had not occurred, regardless of whether or not the Custodian or the Attorneys-in-Fact, or any of them, shall have received notice thereof. This Agreement, the Power of Attorney and the Custody Agreement have been duly authorized, executed and delivered by or on behalf of such Selling Shareholder in the forms heretofore delivered to you and are the legal, valid and binding agreement of such Selling Shareholder, enforceable in accordance with their terms, except as the enforcement thereof may be limited by general principles of equity and by bankruptcy or other laws relating to or affecting creditors' rights generally.

               (ii) Such Selling Shareholder has, and on the Closing Date will have, good and marketable title to the Shares to be sold by the Selling Shareholder hereunder and full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver such Shares, free and clear of all voting trust arrangements, security interests, liens, mortgages, pledges, encumbrances, restrictions, preemptive rights, claims, equities and other defects; and upon delivery of and payment for such Shares as provided in this Agreement, good and marketable title thereto, free and clear of all voting trust arrangements, security interests, liens, mortgages, pledges, encumbrances, restrictions, claims, equities and defects, will pass to the Underwriters. Except as disclosed in the Prospectus, such Selling Shareholder is on the date hereof, and on the Closing Date will be, the sole record and beneficial owner of the Shares to be sold by the Selling Shareholder hereunder.

               (iii) Neither the execution, delivery or performance of this Agreement, the Power of Attorney or the Custody Agreement, nor the consummation of the transactions contemplated hereby or thereby, (A) will require any consents, approvals, authorizations, registrations or qualifications, except such as have been obtained, such as may be required under state securities or blue sky laws of any jurisdiction in the United States and, if the Registration Statement is not effective under the 1933 Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the 1933 Act, or (B) will conflict with or result in a breach or violation by such Selling Shareholder of any of the terms or provisions of, or constitute a default by such Selling Shareholder under, any voting trust agreement, shareholders agreement, mortgage, deed of trust, trust (constructive or other), security agreement, loan agreement, lease, franchise, license, indenture, permit or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder or any of its properties is bound or any statute, or any judgment, decree, order, rule or regulation of any court or governmental agency or body applicable to such Selling Shareholder.

               (iv) Such Selling Shareholder has not, since the filing of the date of the first public announcement of the offering of the Shares, (A) sold, bid for, purchased, attempted to induce any person to purchase, or paid anyone any consideration for soliciting purchases of, Common Stock (or securities convertible into or exchangeable for Common Stock) or (B) paid or agreed to pay any person any consideration for soliciting another to purchase any securities of the Company, except for the sale of shares of Common Stock by such Selling Shareholder under this Agreement.

               (v) Such Selling Shareholder has not taken, directly or indirectly, any action designed to result in or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares, and such Selling Shareholder is not aware of any such action taken or to be taken by any affiliate of such Selling Shareholder.

               (vi) Such Selling Shareholder does not have any knowledge or any reason to believe that the Registration Statement or the Prospectus (or any amendment or supplement thereto) contains any untrue statement of fact or omits to state any fact required to be stated therein or necessary to make the statements therein not misleading. To the extent that any statement or omission is made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto relating to such Selling Shareholder or in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Shareholder, such Preliminary Prospectus did, and the Registration Statement and the Prospectus and any amendments or supplements thereto when they become effective or are filed with the Commission, as the case may be, will conform to the requirements of the 1933 Act and the 1933 Act Regulations and will not contain any untrue statement of fact or omit to state any fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading. Such Selling Shareholder has reviewed the most recent Preliminary Prospectus, the Prospectus (if the same shall be in existence) and the Registration Statement, and the information regarding such Selling Shareholder set forth therein, including information set forth under the caption "Selling Shareholders; Ownership of Common Stock," is complete and accurate and fairly presents the information required to be stated therein.

               (vii) The representations and warranties of such Selling Shareholder in the Custody Agreement and the Power of Attorney are, and on the Closing Date and any Option Closing Date will be, true and correct.

               (viii) Such Selling Shareholder is not aware that any of the representations and warranties of the Company set forth in Section 2(a) of this Agreement is untrue or inaccurate in any material respect, and the sale by the Selling Shareholder of shares of Common Stock pursuant to this Agreement is not prompted by any adverse information concerning the Company or any of its Subsidiaries that is not set forth in the Prospectus.

          3.   OFFERING BY THE UNDERWRITERS.  After the Registration Statement
               ----------------------------
becomes effective or, if the Registration Statement is already effective, after this Agreement becomes effective, the Underwriters propose to offer the Firm Shares for sale to the public upon the terms and conditions set forth in the Prospectus. The Underwriters may from time to time thereafter reduce the public offering price and change the other selling terms, provided the proceeds to the Company shall not be reduced as a result of such reduction or change.

          The Underwriters may reserve and sell such of the Shares purchased by the Underwriters as the Underwriters may elect to dealers chosen by them (the "Selected Dealers") at the public offering price set forth in the Prospectus less the applicable Selected Dealers' concessions set forth therein, for re-offering by Selected Dealers to the public at the public offering price. The Underwriters may allow, and Selected Dealers may re-allow, a concession set forth in the Prospectus to certain other brokers and dealers.

          4.   CERTAIN COVENANTS OF THE COMPANY AND THE SELLING SHAREHOLDERS.
               -------------------------------------------------------------
The Company and, where expressly stated, the Selling Shareholders, covenant with each of the Underwriters as follows:

               (a) The Company shall use its best efforts to cause the Registration Statement and any amendments thereto, if not effective at the time of execution of this Agreement, to become effective as promptly as possible. If the Registration Statement has become or becomes effective pursuant to Rule 430A and information has been omitted therefrom in reliance on Rule 430A, then, the Company will prepare and file in accordance with Rule 430A and Rule 424(b) copies of the Prospectus or, if required by Rule 430A, a post-effective amendment to the Registration Statement (including the Prospectus) containing all information so omitted and will provide evidence satisfactory to the Representative of such timely filing.

               (b) The Company shall notify you immediately, and confirm such notice in writing:

                    (i) when the Registration Statement, or any post-effective amendment to the Registration Statement, has become effective, or when the Prospectus or any supplement to the Prospectus or any amended Prospectus has been filed;

                    (ii) of the receipt of any comments or requests from the Commission relating in any way to the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendments or supplements to any of the aforementioned of any request of the Commission to amend or supplement the Registration Statement, any Preliminary Prospectus or the Prospectus or for additional information; and

                    (iii) of the issuance by the Commission or any state or other regulatory body of any stop order or other order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus or the Prospectus, or suspending the qualification of any of the Shares for offering or sale in any jurisdiction or the institution or threat of institution of any proceedings for any of such purposes. The Company shall use its best efforts to prevent the issuance of any such stop order or of any other such order and if any such order is issued, to cause such order to be withdrawn or lifted as soon as possible.

               (c) The Company shall furnish to you, from time to time without charge, as soon as available, as many copies as you may reasonably request of
(i) the registration statement as originally filed and of all amendments and supplements thereto, in executed form, including exhibits, whether filed before or after the Registration Statement becomes effective, (ii) all exhibits and documents incorporated therein or filed therewith, (iii) all consents and certificates of experts in executed form, (iv) each Preliminary Prospectus and all amendments and supplements thereto, and (v) the Prospectus, and all amendments and supplements thereto.

          (d) During the time when a prospectus is required to be delivered under the 1933 Act, the Company shall comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Shares as contemplated herein and in the Prospectus. The Company shall not file any amendment to the registration statement as originally filed or to the Registration Statement and shall not file any amendment thereto or make any amendment or supplement to any Preliminary Prospectus or to the Prospectus and will not file any document under the 1934 Act before the termination of the offering of the Shares by the Underwriters if the document would be deemed to be incorporated by reference into the Registration Statement or the Prospectus of which you shall not previously have been advised in writing and provided a copy within a reasonable time prior to the proposed filings thereof or to which you or your counsel shall reasonably object. If it is necessary, in your reasonable opinion or in the reasonable opinion of counsel for the Underwriters, to amend or supplement the Registration Statement or the Prospectus in connection with the distribution of the Shares, the Company shall forthwith amend or supplement the Registration Statement or the Prospectus, as the case may be, by preparing and filing with the Commission, and furnishing to you, such number of copies as you may reasonably request of an amendment or amendments of, or a supplement or supplements to, the Registration Statement or the Prospectus, as the case may be (in form and substance reasonably satisfactory to you and to counsel for the Underwriters). If any event shall occur as a result of which it is necessary to amend or supplement the Prospectus to correct an untrue statement of fact or to include any fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if for any reason it is necessary at any time to amend or supplement the Prospectus to comply with the 1933 Act and the 1933 Act Regulations, the Company shall, subject to the second sentence of this subsection (d), forthwith amend or supplement the Prospectus by preparing and filing with the Commission, and furnishing to you, such number of copies as you may reasonably request of an amendment or amendments of, or a supplement or supplements to, the Prospectus (in form and substance satisfactory to you and to counsel for the Underwriters) so that, as so amended or supplemented, the Prospectus shall not contain an untrue statement of fact or omit to state any fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (e) The Company shall cooperate with you and counsel for the Underwriters in order to qualify the Shares for offering and sale under the securities or blue sky laws of such jurisdictions as you may reasonably request and shall continue such qualifications in effect so long as may be advisable for distribution of the Shares; provided, however, that the Company shall not be required to qualify to do business as a foreign corporation or file a general consent to service of process in any jurisdiction in connection with the foregoing. The Company shall file such statements and reports as may be required by the laws of each jurisdiction in which the Shares have been qualified as above. The Company will notify you immediately of, and confirm in writing, the suspension of qualification of the Shares or threat thereof in any jurisdiction.

          (f) The Company shall make generally available to its security holders in the manner contemplated by Rule 158 of the 1933 Act Regulations and furnish to you as soon as practicable, but in any event not later than 16 months after the Effective Date, a consolidated earnings statement of the Company conforming with the requirements of Section 11(a) of the 1933 Act and Rule 158.

          (g) The Company shall use the proceeds from the sale of the Shares to be sold by the Company hereunder in the manner specified in the Prospectus under the caption "Use of Proceeds."

          (h) For five years from the Effective Date, the Company shall furnish to the Representative copies of all reports and communications (financial or otherwise) furnished by the Company to the holders of the Common Stock as a class, copies of all reports and financial statements filed with or furnished to the Commission (other than portions for which confidential treatment has been obtained from the Commission) or with any national securities exchange or the Nasdaq National Market and such other documents, reports and information concerning the business and financial condition of the Company as the Representative may reasonably request, other than such documents, reports and information for which the Company has the legal obligation not to reveal to the Representatives.

          (i) For a period of 180 days from the date hereof, neither the Company nor any Selling Shareholder shall, directly or indirectly, offer for sale, sell or agree to sell or otherwise dispose of (except, in the case of the Selling Shareholder, for bona fide gifts), any shares of Common Stock, or any securities convertible into, exercisable or exchangeable for, or that are the economic or voting equivalent of, any such shares of Common Stock, or announce the offering of, or register with the Commission, any shares of Common Stock or any such other securities, without your prior written consent; and the Company will use its best efforts to cause the persons listed on Schedule III hereto not to, directly or indirectly, offer for sale, sell or agree to sell or otherwise dispose of (except for bona fide gifts) any shares of Common Stock, or any securities convertible into, exercisable or exchangeable for, or that are the economic or voting equivalent of, any such shares of Common Stock for a period of 180 days from the date hereof without your prior written consent.

          (j) The Company shall use its best efforts to obtain approval for, and maintain the quotation of the Common Stock on the Nasdaq National Market, or in lieu thereof a national securities exchange, and to remain so quoted for at least five years from the Effective Date or for such shorter period as may be specified in a written consent of the Representative.

          (k) The Company will promptly provide you with copies of all correspondence to and from, and all documents issued to and by, the Commission in connection with the registration of the Shares under the 1933 Act or relating to any documents incorporated by reference into the Registration Statement or the Prospectus.

          (l) Subsequent to the date of this Agreement and through the date which is the later of (i) the day following the date on which the Underwriters' option to purchase the Option Shares shall expire or (ii) the day following the Option Closing Date with respect to any Option Shares that the Underwriters shall elect to purchase, except as described in or contemplated by the Prospectus, neither the Company nor any of the Subsidiaries shall take any action (or refrain from taking any action) which will result in the Company or the Subsidiaries incurring any liability or obligation, direct or contingent, or enter into any transaction, except in the ordinary course of business, and there will not be any change in the financial position, capital stock, or any increase in long-term debt, obligations under capital leases or short-term borrowings of the Company and the Subsidiaries on a consolidated basis.

          (m) The Company shall not, for a period of 180 days after the date hereof, without the prior written consent of the Representative, redeem or call for redemption, or prepay or give notice of prepayment (or announce any redemption or call for redemption, or any repayment or notice of prepayment) of any of the Company's securities which are convertible into Common Stock.

          (n) Neither the Company nor any Selling Shareholder shall take, directly or indirectly, any action designed to result in or which has constituted or which might cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares and neither the Company nor any Selling Shareholder is aware of any such action taken or to be taken by any affiliate of the Company or any Selling Shareholder or (ii) otherwise violate the Commission's Regulation M shares.

          (o)  Prior to the Closing Date (and, if applicable, the Option Closing
Date), neither the Company nor any Selling Shareholder will issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, the Subsidiaries or the offering of the Shares without your prior written consent, which will not be unreasonably withheld.

          (p) The Company and the Subsidiaries shall conduct their businesses in compliance with all applicable federal and state laws, rules, regulations, decisions, directives and orders (including, without limitation, the applicable provisions of the 1933 Act, the 1933 Act Regulations, the 1934 Act, the 1934 Act Regulations, the BHC Act, the National Bank Act, the Federal Deposit Insurance Corporation Improvement Act, the Oklahoma General Corporation Act, the Oklahoma banking laws and all decisions, directives and orders of the FDIC, the OCC, the Oklahoma Banking Commissioner, the Oklahoma Banking Board, and the Board of Governors of the Federal Reserve System, as applicable).

          (p) The Company and the Subsidiaries will maintain and keep accurate books and records reflecting their assets and maintain internal accounting controls which provide reasonable assurance that (1) transactions are executed in accordance with management's authorization, (2) transactions are recorded as necessary to permit the preparation of the Company's consolidated financial statements and to maintain accountability for the assets of the Company and its Subsidiaries, (3) access to the assets of the Company and its Subsidiaries is permitted only in accordance with management's authorization, and (4) the recorded accounts of the assets of the Company and its Subsidiaries are compared with existing assets at reasonable intervals.

               (q) Each of the Selling Shareholders shall (i) cooperate to the extent necessary to cause the Registration Statement or any post-effective amendment thereto to become effective at the earliest possible time; (ii) pay all Federal and other taxes, if any, on the transfer or sale of the Shares being sold by the Selling Shareholder to the Underwriters; (iii) do or perform all things required to be done or performed by the Selling Shareholder prior to the Closing Date or any Option Closing Date, as the case may be, to satisfy all conditions precedent to the delivery of the Shares pursuant to this Agreement; and (iv) advise you promptly, and if requested by you, will confirm such advice in writing, of any change in the Company's condition (financial or other), net worth, business, affairs, management, prospects, results of operations or cash flow or of any change in information relating to such Selling Shareholder or the Company or any new information relating to the Company or relating to any matter stated in the Prospectus or any amendment or supplement thereto which comes to the attention of such Selling Shareholder that suggests that any statement made in the Registration Statement or the Prospectus (as then amended or supplemented, if amended or supplemented) is or may be untrue in any material respect or that the Registration Statement or Prospectus (as then amended or supplemented, if amended or supplemented) omits or may omit to state a fact or a fact necessary to be stated therein in order to make the statements therein not misleading in any material respect, or of the necessity to amend or supplement the Prospectus (as then amended or supplemented, if amended or supplemented) in order to comply with the 1933 Act or any other law.

          5.   PAYMENT OF EXPENSES.
               -------------------

          (a) Whether or not this Agreement is terminated or the sale of the Shares to the Underwriters is consummated, the Company covenants and agrees that it will pay or cause to be paid (directly or by reimbursement) all costs and expenses incident to the performance of the obligations of the Company and the Selling Shareholders under this Agreement, including:

               (i) the preparation, printing, filing, delivery and shipping of the initial registration statement, the Preliminary Prospectus or Prospectuses, the Registration Statement and the Prospectus and any amendments or supplements thereto, and the printing, delivery and shipping of this Agreement and any other underwriting documents (including, without limitation, underwriters' questionnaires, underwriters' powers of attorney, agreements among underwriters and selected dealers' agreements), the certificates for the Shares and the Preliminary and Final Blue Sky Memoranda and any legal investment surveys and any supplements thereto;

               (ii) all fees, expenses and disbursements of the Company's counsel and accountants;

               (iii) all fees and expenses incurred in connection with the qualification of the Shares under the securities or blue sky laws of such jurisdictions as you may request, including all filing fees and fees and disbursements of counsel for the Underwriters in connection therewith, including, without limitation, in connection with the preparation of the Preliminary and Final Blue Sky Memoranda and any legal investment surveys and any supplements thereto;

               (iv) all fees and expenses incurred in connection with filings made with the NASD;

               (v) any applicable fees and other expenses incurred in connection with the listing of the Shares on the Nasdaq National Market;

               (vi) the cost of furnishing to you as many copies as you reasonably request of the initial registration statements, any Preliminary Prospectus, the Registration Statement and the Prospectus and all amendments or supplements thereto;

               (vii) the costs and charges of any transfer agent or registrar and the fees and disbursements of counsel for any transfer agent or registrar;

               (viii) all costs and expenses (including stock transfer taxes) incurred in connection with the printing, issuance and delivery of the Shares to the Underwriters; and

               (ix) all other costs and expenses incident to the performance of the obligations of the Company hereunder that are not otherwise specifically provided for in this Section 5.

Provided, however, that the Company shall not be responsible for payment of any
--------  -------
fees, expenses and disbursements of the Selling Shareholders' counsel or any underwriting discount or commission applicable to the sale of Shares by the Selling Shareholders hereunder.

          (b) Whether or not this Agreement is terminated or the sale of the Shares to the Underwriters is consummated, each of the Selling Shareholders covenants and agrees that such Selling Shareholder will pay all costs and expenses incident to the performance of such Selling Shareholder's obligations hereunder which are not otherwise specifically provided for in the Section 5(a); including (i) any fees and expenses of counsel for such Selling Shareholder,
(ii) such Selling Shareholder's pro rata share of the fees and expenses of the Attorneys-in-Fact and the Custodian, and (iii) all expenses (including stock transfer taxes) incident to the sale and delivery of the Shares to be sold by such Selling Shareholder to the Underwriters hereunder.

          (c) If the sale of Shares contemplated by this Agreement is not completed for any reason whatsoever, including, without limitation, if this Agreement is terminated by the Company or by you for any reason whatsoever, whether or not such termination is allowable hereunder, the Company will pay you your accountable out-of-pocket expenses in connection herewith or in contemplation of the performance of your obligations hereunder, including, without limitation, travel expenses, reasonable fees, expenses and disbursements of counsel or other out-of-pocket expenses incurred by you in connection with any discussion of the offering of the Shares or the contents of the Registration Statement, any investigation of the Company and the Subsidiaries, or any preparation for the marketing, purchase, sale or delivery of the Shares in each case following presentation of reasonably detailed invoices therefor.

          If the sale of the Shares contemplated by this Agreement is completed, the Company shall not be responsible for payment of fees or disbursements of counsel for the Underwriters other than in accordance with paragraph (c) above, or for the reimbursement of any expenses of the Underwriters, provided that any fees previously paid to the Representative for its acting as financial advisor to the Company as disclosed in the Prospectus shall not have to be refunded.

          6.   CONDITIONS OF THE UNDERWRITERS' OBLIGATIONS.  The obligations of
               -------------------------------------------
the Underwriters to purchase and pay for the Firm Shares and, following exercise of the option granted by the Company in Section 1 of this Agreement, the Option Shares, are subject, in your sole discretion, to the accuracy of and compliance with the representations and warranties and agreements of the Company and the Selling Shareholders herein as of the date hereof and as of the Closing Date (or in the case of the Option Shares, if any, as of the Option Closing Date), to the accuracy of the written statements of the Company and its officers and the Selling Shareholders made pursuant to the provisions hereof, to the performance by the Company and the Selling Shareholders of their respective covenants and obligations hereunder and to the following additional conditions:

               (a) If the Registration Statement or any amendment thereto filed prior to the Closing Date has not been declared effective prior to the time of execution hereof, the Registration Statement shall become effective not later than 10:00 a.m., St. Louis time, on the first business day following the time of execution of this Agreement, or at such later time and date as you may agree to in writing. If required, the Prospectus and any amendment or supplement thereto shall have been timely filed in accordance with Rule 424(b) and Rule 430A under the 1933 Act and Section 4(a) hereof. No stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto shall have been issued under the 1933 Act or any applicable state securities laws and no proceedings for that purpose shall have been instituted or shall be pending, or, to the knowledge of the Company or the Representative, shall be contemplated by the Commission or any state authority. Any request on the part of the Commission or any state authority for additional information (to be included in the Registration Statement or Prospectus or otherwise) shall have been disclosed to you and complied with to your satisfaction and to the satisfaction of counsel for the Underwriters.

          (b) No Underwriter shall have advised the Company or any Selling Shareholder at or before the Closing Date (and, if applicable, the Option Closing Date) that the Registration Statement or any post-effective amendment thereto, or the Prospectus or any amendment or supplement thereto, contains an untrue statement of any fact which, in your opinion, is material or omits to state a fact which, in your opinion, is material and is required to be stated therein or is necessary to make statements therein (in the case of the Prospectus or any amendment or supplement thereto, in light of the circumstances under which they were made) not misleading.

          (c) All corporate proceedings and other legal matters incident to the authorization by the Company, form and validity of this Agreement, and the authorization by the Company and form of the Registration Statement and Prospectus, other than financial statements and other financial data, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be satisfactory in all respects to counsel for the Underwriters, and the Company and the Subsidiaries shall have furnished to such counsel all documents and information relating thereto that they may reasonably request to enable them to pass upon such matters.

          (d) Kennedy, Baris & Lundy, L.L.P., counsel for the Company, shall have furnished to you their signed opinion, dated the Closing Date or the Option Closing Date, as the case may be, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

               (i) The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of Oklahoma, and is duly registered as a bank holding company under the BHC Act. Each of the Subsidiaries is duly incorporated or organized (as the case may be), validly existing and in good standing under the laws of its jurisdiction of incorporation or organization (as the case may be). Each of the Company and the Subsidiaries has full corporate power and authority to own or lease its properties and to conduct its business as such business is described in the Prospectus and is currently conducted. All outstanding shares of capital stock of the Subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable (except to the extent such shares may be deemed assessable under 12 U.S.C. Section 55 or 12 U.S.C. Section 1831o) and, to such counsel's actual knowledge, except as disclosed in the Prospectus, there are no outstanding rights, options or warrants to purchase any such shares or securities convertible into or exchangeable for any such shares. The Bank is a member of the Federal Reserve System, and to such counsel's knowledge, no proceedings for termination or revocation of such membership are pending or threatened. The deposit accounts of the Bank are insured by the FDIC up to the maximum amount provided by law, and, to such counsel's knowledge, no proceedings for the termination or revocation of any such insurance or such membership are pending or threatened.

               (ii) The capital stock of the Company conforms to the description thereof contained in the Prospectus. The outstanding capital stock of the Company as of September 30, 1998 is as set forth under the caption "Capitalization" in the Prospectus, has been duly authorized and validly issued, is fully paid and nonassessable and, to the knowledge of such counsel, not in violation of or subject to any other rights to subscribe for or purchase any securities. The form of certificates to evidence the Common Stock has been approved by the Board of Directors and is in due and proper form and complies with all applicable requirements. To such counsel's actual knowledge, there are no outstanding rights, options or warrants to purchase, no other outstanding securities convertible into or exchangeable for, and no commitments, plans or arrangements to issue, any shares of capital stock of the Company, except as described in the Prospectus.

               (iii) The Company has all requisite corporate power and authority to issue, sell and deliver the Shares in accordance with and upon the terms and conditions set forth in this Agreement and in the Registration Statement and the Prospectus. All corporate action required to be taken by the Company for the authorization, issuance, sale and delivery of the Shares has been validly and sufficiently taken. All of the Shares have been duly and validly authorized and, when delivered in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, and will conform to the description thereof in the Registration Statement and the Prospectus. The Common Stock has been approved for quotation on the Nasdaq National Market subject to official notice of issuance. There are no preemptive or other rights to subscribe for or to purchase, and other than as disclosed in the Prospectus no restrictions upon the voting or transfer of, any shares of capital stock of the Company or the Subsidiaries pursuant to the corporate charter, by-laws or other governing documents of the Company or the Subsidiaries, or, to such counsel's actual knowledge, any agreement or other instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries may be bound.

               (iv) The Company has all requisite corporate power to enter into and perform its obligations under this Agreement and this Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms, except as the enforcement hereof may be limited by general principles of equity and by bankruptcy or other laws relating to or affecting creditors' rights generally, and except as the indemnification and contribution provisions hereof may be limited under applicable laws and certain remedies may not be available in the case of a non-material breach.

               (v) To such counsel's actual knowledge, neither the Company nor any of the Subsidiaries is in breach or violation of, or default under, with or without notice or lapse of time or both, its corporate charter, by-laws or other governing document. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein do not and will not conflict with, result in the creation or imposition of any material lien, claim, charge, encumbrance or restriction upon any property or assets of the Company or the Subsidiaries or the Shares pursuant to, or constitute a material breach or violation of, or constitute a default under, with or without notice or lapse of time or both, any of the terms, provisions or conditions of the charter, by-laws or other governing document of the Company or the Subsidiaries, or to such counsel's actual knowledge, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease, franchise, license or any other agreement or instrument to which the either the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or any order, decree, judgment, franchise, license, Permit (as defined herein), rule or regulation, including, without limitation, Section 13 of the 1934 Act, of any court, arbitrator, government, or governmental agency or instrumentality, domestic or foreign, known to such counsel having jurisdiction over the Company or the Subsidiaries or any of their respective properties which, in each case, is material to the Company on a consolidated basis. No authorization, approval, consent or order of, or filing, registration or qualification with, any person (including, without limitation, any court, governmental body or authority) is required in connection with the transactions contemplated by this Agreement, except such as required under the 1933 Act, and such as may be required under state securities laws in connection with the purchase and distribution of the Shares by the Underwriters.

               (vi) To the best of such counsel's actual knowledge, holders of securities of the Company either do not have any right that, if exercised, would require the Company to cause such securities to be included in the Registration Statement or have waived such right, except as adequately disclosed in the Prospectus. To the best of such counsel's actual knowledge, neither the Company nor any of the Subsidiaries is a party to any agreement or other instrument which grants rights for or relating to the registration of any securities of the Company except as adequately disclosed in the Prospectus.

               (vii) Except as set forth in the Registration Statement and the Prospectus, to such counsel's actual knowledge, no action, suit or proceeding at law or in equity is pending or threatened in writing to which the Company or any of the Subsidiaries is or may be a party, and no action, suit or proceeding is pending or threatened in writing against or affecting the Company or any of the Subsidiaries or any of their properties before or by any court or governmental official, commission, board or other administrative agency, authority or body, or any arbitrator, wherein an unfavorable decision, ruling or finding could have a material adverse effect on the consummation of this Agreement or the issuance and sale of the Shares as contemplated herein or the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis or which is required to be disclosed in the Registration Statement or the Prospectus and is not so disclosed.

               (viii) No authorization, approval, consent or order of or filing, registration or qualification with, any person (including, without limitation, any court, governmental body or authority) is required in connection with the transactions contemplated by this Agreement, the Registration Statement and the Prospectus, except such as have been obtained under the 1933 Act, and such as may be required under state securities laws or Interpretations or Rules of the NASD in connection with the purchase and distribution of the Shares by the Underwriters, and from the Nasdaq National Market relating to the listing of the Shares.

               (ix) The Registration Statement and the Prospectus and any amendments or supplements thereto and any documents incorporated therein by reference (other than the financial statements or other financial data included therein or omitted therefrom and Underwriters' Information and Selling Shareholders' Information, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations as of their respective dates of effectiveness; the conditions for use of Form S-2 have been satisfied; and, as of the date they were filed with the Commission, the documents incorporated by reference in the Prospectus appear on their face to comply as to form and be appropriately responsive in all material respects with the requirements of the 1934 Act and the applicable 1934 Act Rules and Regulations (other than the financial statements or other financial data included therein or omitted therefrom).

               (x) To such counsel's actual knowledge, there are no contracts, agreements, leases or other documents of a character required to be disclosed in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement that are not so disclosed or filed.

               (xi) The statements under the captions "Risk Factors", "Capitalization" and "Description of Capital Stock", in the Prospectus and in Item 15 of Part II of the Registration Statement and in the Company's Annual Report on Form 10-K for the year ended December 31, 199[__] under
     Item 1, "Business -- Regulation of Branch and Interstate Banking" and "Supervision and Regulation", Item 11, "Management Remuneration" and Item 13, "Certain Relationships and Related Transactions", insofar as such statements constitute a summary of legal and regulatory matters, documents or proceedings referred to therein are accurate descriptions of the matters summarized therein in all material respects and fairly present the information called for with respect to such legal and regulatory matters, documents and proceedings in all material respects, other than financial and statistical data as to which said counsel expresses no opinion or belief.

               (xii) Such counsel has been advised by the staff of the Commission that the Registration Statement has become effective under the 1933 Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made within the time period required by Rule 424(b); to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for a stop order are pending or threatened by the Commission.

               (xiii) Except as described in or contemplated by the Prospectus, to the best of such counsel's knowledge, there are no contractual encumbrances or restrictions, or no material legal restrictions (excluding any encumbrances or restrictions of general application to national banks contained in laws, rules and regulations of applicable regulatory authorities) required to be described therein, on the ability of the Subsidiaries (A) to pay dividends or make any other distributions on its capital stock or to pay indebtedness owed to the Company, (B) to make any loans or advances to, or investments in, the Company or (C) to transfer any of its property or assets to the Company.

               (xiv) To such counsel's actual knowledge, (A) the business and operations of the Company and the Subsidiaries comply in all material respects with all statutes, ordinances, laws, rules and regulations applicable thereto, except in those instances where non-compliance would not materially impair the ability of the Company and the Subsidiaries to conduct their businesses; and (B) the Company and the Subsidiaries possess and are operating in all material respects in compliance with the terms, provisions and conditions of all Permits (as defined herein) known to such counsel and required to conduct their businesses as described in the Prospectus and which are material to the Company and the Subsidiaries on a consolidated basis, except in those instances where the loss thereof or non-compliance therewith would not have an adverse effect on the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis; such counsel has no actual knowledge that any such Permit (as defined herein) is not valid and in full force and effect, and such counsel has no actual knowledge of any action, suit or proceeding that is pending or threatened (or any basis therefor) which may lead to the revocation, termination, suspension or non-renewal of any such Permit (as defined herein), except in those instances where the loss thereof or non-compliance therewith would not materially impair the ability of the Company or the Subsidiaries to conduct their businesses.

          In giving this opinion, such counsel may rely, as to matters governed by the laws of Oklahoma and as to the ownership of the capital stock of the Bank by the Company, and the due authorization and valid issuance of fully paid and nonassessable stock of the Company, SNBC, CRK and Stillwater Properties, upon the opinion of [_____________] rendered pursuant to Section 6(e) hereof. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied upon certificates of officers of the Company including, without limitation, certificates as to the identity of any and all material contracts, indentures, mortgages, deeds of trust, loans or credit agreements, notes, leases, franchises, licenses or other agreements or instruments, and all material permits, easements, consents, licenses, franchises and government regulatory authorizations, for purposes of paragraphs (v), (x) and (xiv) hereof and certificates of public officials.

          Such counsel shall also confirm that, in connection with the preparation of the Registration Statement and Prospectus, such counsel has participated in conferences with officers and representatives of the Company and with its independent public accountants and with the Representative and its counsel, at which conferences such counsel made inquiries of such officers, representatives and accountants and discussed in detail the contents of the Registration Statement and Prospectus and the documents incorporated therein by reference and such counsel has no reason to believe (A) that the Registration Statement or any amendment thereto (except for the financial statements and related schedules and statistical data included therein or omitted therefrom, Underwriters' Information and Selling Shareholder Information, as to which such counsel need express no opinion), at the time the Registration Statement or any such amendment became effective, contained any untrue statement of material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (B) that the Prospectus or any amendment or supplement thereto or the documents incorporated therein by reference (except for the financial statements and related schedules and statistical data included therein or omitted therefrom Underwriters' Information and Selling Shareholder Information, as to which such counsel need express no opinion), at the time the Registration Statement became effective (or, if the term "Prospectus" refers to the prospectus first filed pursuant to Rule 424(b) of the 1933 Act Regulations, at the time the Prospectus was issued), at the time any such amended or supplemented Prospectus was issued, at the Closing Date and, if applicable, the Option Closing Date, contained or contains any untrue statement of material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (C) that there is any amendment to the Registration Statement required to be filed that has not already been filed.

          (e) [_____________], counsel for the Company, shall have furnished to you their signed opinion, dated the Closing Date or the Option Closing Date, as the case may be, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

               (i) Each of the Company, SNBC, CRK and Stillwater Properties has been duly incorporated and is validly existing and in good standing under the laws of the State of Oklahoma. The Company is duly registered as a bank holding company under the BHC Act. The Bank is a national banking association duly incorporated, validly existing and in good standing under the laws of the United States of America. The Bank is a member of the Federal Reserve System, and to the knowledge of such counsel, no proceedings for the termination or revocation of such membership are pending or threatened. The deposit accounts of the Bank are insured by the FDIC up to the maximum amount provided by law, and to the knowledge of such counsel, no proceedings for the termination or revocation of any such insurance or such membership are pending or threatened. Each of the Company, SNBC, CRK, Stillwater Properties and the Bank has full corporate power and authority to conduct its business as described in the Prospectus in all material respects and as currently conducted in all material respects. Except as disclosed in the Prospectus, to the best of such counsel's knowledge, the Company owns directly, free and clear of any security interests, mortgage, pledge, lien, charge, encumbrance, restriction upon voting or transfer, preemptive rights or any other claim or equity, all outstanding shares of capital stock of the Bank. All of such shares of the Bank, SNBC, CRK and Stillwater Properties have been duly authorized and validly issued and are fully paid and nonassessable (except to the extent such shares may be deemed assessable under 12 U.S.C. Section 55 or 12 U.S.C. Section 1831o) and, to the best of such counsel's knowledge, except as disclosed in the Prospectus, there are no outstanding rights, options or warrants to purchase any such shares or securities convertible into or exchangeable for any such shares.

               (ii) The capital stock of the Company conforms to the description thereof contained in the Prospectus in all material respects. The outstanding capital stock of the Company as of September 30, 1998 is as set forth under the caption "Capitalization" in the Prospectus, has been duly authorized and validly issued, is fully paid and nonassessable and, to the knowledge of such counsel, has been issued in compliance with applicable federal and state securities laws not in violation of or subject to any other rights to subscribe for or purchase any securities. The form of certificates to evidence the Common Stock has been approved by the Board of Directors and is in due and proper form and complies with all applicable requirements of Oklahoma law. To the best of such counsel's knowledge, there are no outstanding rights, options or warrants to purchase, no other outstanding securities convertible into or exchangeable for, and no commitments, plans or arrangements to issue, any shares of capital stock of the Company, except as described in the Prospectus.

               (iii) There are no preemptive or other rights to subscribe for or to purchase, and, other than as described in the Prospectus, no restrictions upon the voting or transfer of, any shares of capital stock of the Company, the Bank, SNBC, CRK or Stillwater Properties pursuant to the corporate charter, by-laws or other governing documents of the Company, the Bank, SNBC, CRK or Stillwater Properties or, to the best of such counsel's knowledge, pursuant to any agreement or other instrument to which the Company, the Bank, SNBC, CRK or Stillwater Properties is a party or by which the Company, the Bank, SNBC, CRK or Stillwater Properties may be bound.

               (iv) The Company has all requisite corporate power to enter into and perform its obligations under this Agreement and this Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms, except as the enforcement hereof may be limited by general principles of equity and by bankruptcy or other laws relating to or affecting creditors' rights generally, and except as the indemnification and contribution provisions hereof may be limited under applicable laws and certain remedies may not be available in the case of a non-material breach.

               (v) To the best of such counsel's knowledge, neither the Company, the Bank, SNBC, CRK nor Stillwater Properties is in breach or violation of, or default under, with or without notice or lapse of time or both, its corporate charter, by-laws or other governing document. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein do not and will not conflict with, result in the creation or imposition of any material lien, claim, charge, encumbrance or restriction upon any property or assets of the Company, the Bank, SNBC, CRK or Stillwater Properties or the Shares pursuant to, or constitute a material breach or violation of, or constitute a material default under, with or without notice or lapse of time or both, any of the terms, provisions or conditions of the charter, by-laws or other governing document of the Company, the Bank, SNBC, CRK or Stillwater Properties, or to the best knowledge of such counsel's after due inquiry, any material contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease, franchise, license or any other agreement or instrument to which the Company, the Bank, SNBC, CRK or Stillwater Properties is a party or by which any of them or any of their respective properties may be bound or any order, decree, judgment, franchise, license, Permit (as defined herein), rule or regulation, including, without limitation, Section 13 of the 1934 Act, of any court, arbitrator, government, or governmental agency or instrumentality, domestic or foreign, having jurisdiction over the Company, the Bank, SNBC, CRK or Stillwater Properties or any of their respective properties which, in each case, is material to the Company on a consolidated basis. No authorization, approval, consent or order of, or filing, registration or qualification with, any person (including, without limitation, any court, governmental body or authority) is required under Oklahoma law in connection with the transactions contemplated by this Agreement except as may be required under Oklahoma securities laws in connection with the purchase and distribution of the Shares by the Underwriters.

               (vi) To the best of such counsel's knowledge, holders of securities of the Company either do not have any right that, if exercised, would require the Company to cause such securities to be included in the Registration Statement or have waived such right, except as adequately disclosed in the Prospectus. To the best of such counsel's knowledge, neither the Company, the Bank, SNBC, CRK nor Stillwater Properties is a party to any agreement or other instrument which grants rights for or relating to the registration of any securities of the Company except as described in the Prospectus.

               (vii) Except as set forth in the Registration Statement and the Prospectus, to the best of such counsel's knowledge, no action, suit or proceeding at law or in equity is pending or threatened in writing to which the Company or any of the Subsidiaries is or may be a party, and no action, suit or proceeding is pending or threatened in writing against or affecting the Company or any of the Subsidiaries or any of their properties before or by any court or governmental official, commission, board or other administrative agency, authority or body, or any arbitrator, wherein an unfavorable decision, ruling or finding could have a material adverse effect on the consummation of this Agreement or the transactions contemplated herein or the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis.

               (viii) No authorization, approval, consent or order of or filing, registration or qualification with, any person (including, without limitation, any court, governmental body or authority) is required by Oklahoma law in connection with the transactions contemplated by this Agreement except such as may be required under Oklahoma securities laws in connection with the purchase and distribution of the Shares by the Underwriters.

               (ix) To such counsel's knowledge, based solely upon identification of material contracts, agreements, leases and other material documents by the Company, there is no material contract, agreement, lease, or other document which has not been made in the ordinary course of business and either is to be performed in whole or in part at or after [________________, 1999] or within the preceding twenty-four months and (A) to which any director, officer, or security-holder named in the Registration Statement is a party (other than any contract involving only the purchase or sale of current assets having a determinable market price, at such market price); (B) call for the acquisition or sale of any property or equipment for a consideration exceeding fifteen percent (15%) of consolidated fixed assets of the Company at [_____________, 199__]; (C) is a material lease under which any of the Company, the Bank, SNBC, CRK or Stillwater Properties holds property described in the Registration Statement; or (D) is a management contract or compensatory plan, contract or arrangement in which any director or any officer of the Company named in the Registration Statement participates, and which has not been described in or filed as an exhibit to the Registration Statement.

               (x) The statements under the captions "Risk Factors", "Capitalization" and "Description of Capital Stock", in the Prospectus and in Item 15 of Part II of the Registration Statement and in the Company's Annual Report on Form 10-K for the year ended December 31, 199[___] under
     Item 1, "Business -- Regulation of Branch and Interstate Banking" and "Supervision and Regulation", Item 11, "Management Remuneration" and Item 13, "Certain Relationships and Related Transactions," insofar as such statements constitute a summary of legal and regulatory matters, documents or proceedings referred to therein and depend upon, refer to, or describe Oklahoma law, are, to the best of such counsel's knowledge, accurate in all material respects and fairly present the information called for with respect to such legal and regulatory matters, documents and proceedings.

               (xi) Except as set forth in the Prospectus, to the best of such counsel's knowledge, there are no contractual encumbrances or restrictions, or material legal restrictions, on the ability of the Subsidiaries (A) to pay dividends or make any other distributions on its capital stock or to pay indebtedness owed to the Company, (B) to make any loans or advances to, or investments in, the Company or (C) to transfer any of its property or assets to the Company.

               (xii) To the best of such counsel's knowledge, (A) the business and operations of the Company and the Subsidiaries comply in all material respects with all statutes, ordinances, laws, rules and regulations applicable thereto and which are material to the Company and the Subsidiaries on a consolidated basis, except in those instances where non-compliance would not materially impair the ability of the Company or any of its Subsidiaries to conduct their businesses; and (B) the Company and the Subsidiaries possess and are operating in all material respects in compliance with the terms, provisions and conditions of all Permits (as defined herein) known to such counsel and required to conduct their businesses as described in the Prospectus and which are material to the Company and the Subsidiaries on a consolidated basis, except in those instances where the loss thereof or non-compliance therewith would not have a material adverse effect on the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis, such counsel has no knowledge that any such Permit (as defined herein) is not valid and in full force and effect, and such counsel has no knowledge of any action, suit or proceeding that is pending or threatened (or any basis therefor) which may lead to the revocation, termination, suspension of any such Permit (as defined herein), except in those instances where the loss thereof or non-compliance therewith would not materially impair the ability of the Company or any of its Subsidiaries to conduct their businesses.

          In giving this opinion such counsel may state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company, including, without limitation, certificates as to the identity of any and all material contracts, indentures, mortgages, deeds of trust, loans or credit agreements, notes, leases, franchises, licenses or other agreements or instruments, and all material permits, consents, licenses, franchises and government regulatory authorizations, for purposes of paragraphs (v), (ix) and (xii) hereof and certificates of public officials.

          Such counsel shall state that Kennedy, Baris & Lundy, L.L.P. and Bryan Cave llp may rely on their opinion in rendering the opinions required by Sections 6(d) and 6(g).

               (f) [_________________], counsel for the Selling Shareholders shall have furnished to you their signed opinion, dated the Closing Date or the Option Closing Date, as the case may be, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                    (i) To the best of such counsel's knowledge this Agreement, the Powers of Attorney and the Custody Agreement have been duly authorized, executed and delivered by or on behalf of each Selling Shareholder; the Attorney-in-Fact of each Selling Shareholder has been duly and validly authorized to act in such capacity; the Custodian has been duly and validly authorized to act as the custodian of the Shares to be sold by each Selling Shareholder; and the performance and delivery of this Agreement and the Custody Agreement and the transactions contemplated hereby and thereby will not result in a breach of or constitute a default under any material voting trust agreement, shareholders agreement, mortgage, deed of trust, trust (constructive or otherwise), loan agreement, security agreement, lease, franchise, license, indenture, permit or other agreement or instrument known to such counsel to which any Selling Shareholder is a party or by which any Selling Shareholder or any of its material properties is bound, or violate any statute, judgment, decree, order, rule or regulation known to such counsel of any court or governmental body having jurisdiction over any Selling Shareholder or any of its properties; and to the knowledge of such counsel, no approval, authorization, order or consent of any court or governmental body is required for the execution and delivery of this Agreement, the Powers of Attorney or the Custody Agreement, or the consummation of the transactions contemplated hereby or thereby, except such as have been obtained and are in full force and effect under the 1933 Act and such as may be required under the rules of the NASD or applicable blue sky laws.

                    (ii) The Selling Shareholders have full right, power and authority and any approval required by law to enter into this Agreement, the Powers of Attorney and the Custody Agreement and to sell, assign, transfer and deliver the Shares to be sold by such Selling Shareholders hereunder. Upon delivery of and payment for the Shares being sold by the Selling Shareholders, the Underwriters that are purchasing such Shares will receive good and marketable title to such Shares, free and clear of all liens, encumbrances, equities, claims, restrictions, security interests, voting trusts, or other defects of title whatsoever.

                    (iii) No consent, approval, authorization or order of any court, or governmental agency or body is required for consummation of the transactions contemplated by this Agreement in connection with the Shares to be sold by each Selling Shareholder hereunder except such as may be required under the 1933 Act or the 1933 Act Rules and Regulations or as may be required by the NASD or under state securities laws.

                    (iv) To such counsel's knowledge, this Agreement, the Powers of Attorney and the Custody Agreement are legal, valid and binding agreements of each of the Selling Shareholders enforceable in accordance with their respective terms except as enforceability may be limited by general principles, bankruptcy and of equity and by other laws relating to or affecting creditors' rights generally, and except as the indemnification and contribution provisions hereof may be limited under applicable laws and certain remedies may not be available in the case of a non-material breach.

          In giving the opinion described in paragraph 6(f)(i), such counsel shall be entitled to rely on representation of Selling Shareholders which they represent, to the extent such reliance involves factual matters, as such representations may be given in the Custody Agreement.

               (g) Bryan Cave llp, counsel for the Underwriters, shall have furnished you their signed opinion, dated the Closing Date or the Option Closing Date, as the case may be, with respect to the sufficiency of all corporate procedures and other legal matters relating to this Agreement, the validity of the Shares, the Registration Statement, the Prospectus and such other related matters as you may reasonably request and there shall have been furnished to such counsel such documents and other information as they may request to enable them to pass on such matters. In giving such opinion, Bryan Cave llp may rely as to matters of fact upon statements and certifications of officers of the Company and of other appropriate persons and may rely as to matters of law, other than law of the United States and the State of Missouri, and upon the opinions of Kennedy, Baris & Lundy, L.L.P., [______________] and [_______________] described herein.

               (h) On the date of this Agreement and on the Closing Date (and, if applicable, any Option Closing Date), the Representative on behalf of the Underwriters shall have received from Deloitte & Touche LLP a letter, dated the date of this Agreement and the Closing Date (and, if applicable, the Option Closing Date), respectively, in form and substance satisfactory to the Representative, confirming that they are independent public accountants with respect to the Company and the Subsidiaries, within the meaning of the 1933 Act and the 1933 Act Regulations, and stating in effect that:

                    (i) In their opinion, the consolidated financial statements of the Company and its Subsidiaries audited by them and included or incorporated by reference (and if applicable they have made a review in accordance with standards established by the American Institute of Certified Public Accountants ("AICPA") of the unaudited consolidated interim financial statements, selected financial data, pro forma financial information, prospective financial statements and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the Representative) in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations.

                    (ii) On the basis of the procedures specified by the AICPA as described in SAS No. 71, "Interim Financial Information", inquiries of officials of the Company and its Subsidiaries responsible for financial and accounting matters, and such other inquiries and procedures as may be specified in such letter, which procedures do not constitute an audit in accordance with U.S. generally accepted auditing standards, nothing came to their attention that caused them to believe that, if applicable, the unaudited interim consolidated financial statements of the Company and its Subsidiaries included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the 1934 Act and 1934 Act Regulations or are not in conformity with U.S. generally accepted accounting principles applied on a basis substantially consistent, except as noted in the Registration Statement with the basis for the audited consolidated financial statements of the Company and its Subsidiaries included in the Registration Statement.

                    (iii) On the basis of limited procedures, not constituting an audit in accordance with U.S. generally accepted auditing standards, consisting of a reading of the unaudited interim financial statements of the Company and its Subsidiaries and other information referred to below, a reading of the latest available unaudited financial statements of the Company and its Subsidiaries, inspection of the minute books of the Company and its Subsidiaries since the date of the latest audited financial statements of the Company and its Subsidiaries included or incorporated by reference in the Registration Statement, inquiries of officials of the

     Company and its Subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                         (A) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the capital stock, allowance for loan losses, or net loans receivable of the Company or its Subsidiaries other than changes related to the Employee Stock Purchase Plan and/or Dividend Reinvestment Plan, any increase in the long-term debt, short-term borrowings, obligations under capital leases or real estate owned of the Company or its Subsidiaries, any decreases in consolidated total assets or shareholders' equity of the Company or its Subsidiaries, or any changes, decreases or increases in other items specified by the Underwriters, in each case as compared with amounts shown in the latest unaudited interim consolidated statement of financial condition of the Company or its Subsidiaries included or incorporated by reference in the Registration Statement except in each case for changes, increases or decreases which the Registration Statement specifically discloses have occurred or may occur or which are described in such letter; and

                         (B) for the period from the date of the latest unaudited interim consolidated financial statements included or incorporated by reference in the Registration Statement to the specified date referred to in Clause (iii)(A), there were any decreases in the interest income, net interest income, other income or net income of the Company and its Subsidiaries or in the net income per common share of the Company and its Subsidiaries, any increase in other expense of the Company and its Subsidiaries, or any changes, decreases or increases in any other items specified by the Representative, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Underwriters, except in each case for changes, increases or decreases which the Registration Statement discloses have occurred or may occur, or which are described in such letter.

                    (iv) In addition to the audit referred to in their report included in the Registration Statement and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (ii) and (iii) above, they have carried out certain specified procedures, not constituting an audit in accordance with U.S. generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representative which are derived from the general accounting records and consolidated financial statements of the Company and its Subsidiaries which appear or are incorporated by reference in the Registration Statement specified by the Representative, and have compared such amounts, percentages and financial information with the accounting records and the material derived from such records and consolidated financial statements of the Company and its Subsidiaries and have found them to be in agreement.

          In the event that the letters to be delivered referred to above set forth any such changes, decreases or increases as specified in Clauses (iii)(A) or (iii)(B) above, or any exceptions from such agreement specified in Clause
(iv) above, it shall be a further condition to the obligations of the Underwriters that the Representative shall have determined, after discussions with officers of the Company and its Subsidiaries responsible for financial and accounting matters, that such changes, decreases, increases or exceptions as are set forth in such letters do not (x) reflect an adverse change in the items specified in Clause (iii)(A) above as compared with the amounts shown in the latest unaudited consolidated statement of financial condition of the Company and its Subsidiaries included in the Registration Statement, (y) reflect an adverse change in the items specified in Clause (iii)(B) above as compared with the corresponding periods of the prior year or other period specified by the Representative, or (z) reflect a material change in items specified in Clause
(iv) above from the amounts shown in the Preliminary Prospectus distributed by the Underwriters in connection with the offering contemplated hereby or from the amounts shown in the Prospectus.

              (i) At the Closing Date and, if applicable, the Option Closing Date, you shall have received certificates of the chief executive officer and the chief financial and accounting officer of the Company, which certificates shall be deemed to be made on behalf of the Company, and of the Selling Shareholders or their authorized representatives, dated as of the Closing Date and, if applicable, the Option Closing Date, evidencing satisfaction of the conditions of Section 6(a) and stating that (i) the representations and warranties of the Company and the Selling Shareholders, as the case may be, set forth in Section 2 hereof are accurate as of the Closing Date and, if applicable, the Option Closing Date, and that the Company and the Selling Shareholders, as the case may be, have complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to such Closing Date; (ii) since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any (and the Selling Shareholders are not aware of any) material adverse change in the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis; (iii) since such dates there has not been any (and the Selling Shareholders are not aware of any) material transaction entered into by the Company or the Subsidiaries other than transactions in the ordinary course of business; (iv) they have carefully examined the Registration Statement and the Prospectus as amended or supplemented and all documents incorporated therein by reference and nothing has come to their attention that would lead them to believe that either the Registration Statement or the Prospectus, or any amendment or supplement thereto or any document incorporated therein by reference as of their respective effective or issue dates, contained, and the Prospectus as amended or supplemented and any document incorporated therein by reference at such Closing Date (and, if applicable, the Option Closing Date), contains any untrue statement of fact, or omits to state any fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) covering such other matters as you may request. The officers' certificate of the Company shall further state that no stop order affecting the Registration Statement is in effect or, to their knowledge, threatened.

               (j) The NASD, upon review of the terms of the public offering of the Shares, shall not have objected to any Underwriter's participation in such offering.

               (k) Prior to the Closing Date and, if applicable, the Option Closing Date, the Company and the Selling Shareholders shall have furnished to you and counsel for the Underwriters all such other documents, certificates and opinions as they have reasonably requested.

               (l) Prior to the date hereof, each Selling Shareholder and each person identified on Schedule III hereto shall have executed and delivered to the Underwriters an agreement, in form satisfactory to the Underwriters, providing that such Selling Shareholder or person shall not, for a period of 180 days from the date hereof, directly or indirectly, offer for sale, sell or agree to sell or otherwise dispose of (except for bona fide gifts) any shares of Common Stock, or any securities convertible into, exercisable or exchangeable for, or that are the economic or voting equivalent of, any such shares of Common Stock without your prior written consent.

          All opinions, certificates, letters and other documents shall be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to you and your counsel. Any certificate signed by an officer of the Company and delivered to you pursuant hereto shall also be deemed to be a representation and warranty of the Company to the Underwriters as to the statements made therein. The Company and the Selling Shareholders shall furnish you with conformed copies of such opinions, certificates, letters and other documents as you shall reasonably request.

          If any of the conditions referred to in this Section 6 shall not have been fulfilled when and as required by this Agreement, this Agreement and all obligations of the Underwriters hereunder may be terminated by you on notice to the Company and the Selling Shareholders at, or at any time before, the Closing Date or the Option Closing Date, as applicable. Any such termination shall be without liability of the Underwriters to the Company or any Selling Shareholder.

          7.   INDEMNIFICATION AND CONTRIBUTION.
               --------------------------------

               (a) The Company agrees to indemnify and hold harmless each Underwriter, each of its directors, officers and agents, and each person, if any, who controls any Underwriter within the meaning of the 1933 Act, against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and reasonable attorneys' fees and expenses), joint or several, arising out of or based (i) upon any untrue statement or alleged untrue statement of fact made by the Company contained in Section 2(a) of this Agreement (or any certificate delivered by the Company pursuant hereto) or the registration statement as originally filed or the Registration Statement, any Preliminary Prospectus or the Prospectus, or in any amendment or supplement thereto, (ii) upon any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any of the Shares under the securities laws thereof (any such application, document or information being hereinafter referred to as a "Blue Sky Application"),

(iii) any omission or alleged omission to state a fact in the registration statement as originally filed or the Registration Statement, any Preliminary Prospectus or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application required to be stated therein or necessary to make the statements therein not misleading, and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and attorneys' fees and expenses), joint or several, arising out of or based upon any untrue statement or alleged untrue statement of fact contained in any Preliminary Prospectus or the Prospectus, or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iv) the enforcement of this indemnification provision or the contribution provisions of Section 7(e); andshall reimburse each such indemnified party for any reasonable legal or other expenses as incurred, but in no event less frequently than 30 days after each invoice is submitted, incurred by them in connection with investigating or defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action, notwithstanding the possibility that payments for such expenses might later be held to be improper, in which case such payments shall be promptly refunded; provided, however, that the Company shall not be liable in any such
          --------  -------
case to the extent, but only to the extent, that any such losses, claims, damages, liabilities and expenses arise out of or are based upon any untrue statement or omission or allegation thereof that has been made therein or omitted therefrom in reliance upon and in conformity with information furnished in writing to the Company through you by or on behalf of any Underwriter expressly for use therein beneath the heading "Underwriting;" provided, that the
                                                              --------
indemnification contained in this paragraph with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter (or of any of its directors, officers or agents or any person controlling such Underwriter) to the extent any such losses, claims, damages, liabilities or expenses directly results from the fact that such Underwriter sold Shares to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (as amended or supplemented if any amendments or supplements thereto shall have been furnished to such Underwriter in sufficient time to distribute same with or prior to the written confirmation of the sale involved), if required by law, and if such loss, claim, damage, liability or expense would not have arisen but for the failure to give or send such person such document, and provided further, that the Company shall have no liability
                   -------- -------
under this indemnity in any such case to the extent, but only to the extent, that such losses, claims, damages, liabilities and expenses arose out of or were based upon any untrue statement or omission made or omitted from any Preliminary Prospectus or Prospectus in justifiable reliance upon information with respect to a Selling Shareholder or its or his shares furnished to the Company by such Selling Shareholder. The foregoing indemnity agreement is in addition to any liability the Company may otherwise have to any such indemnified party.

               (b) The Selling Shareholders severally agree to indemnify and hold harmless each Underwriter, each of its directors, officers and agents and each person, if any, who controls any Underwriter within the meaning of the 1933 Act, against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and attorneys' fees and expenses), joint or several, arising out of or based (i) upon any untrue statement or alleged untrue statement of a material fact made by a Selling Shareholder contained in Section 2(b) of this Agreement (or in a certificate of such Selling Shareholder delivered pursuant hereto) or in the registration statement as originally filed or the Registration Statement, any Preliminary Prospectus or the Prospectus, or in any amendment or supplement thereto, or (ii) any omission or alleged omission to state a material fact in the registration statement as originally filed or the Registration Statement, any Preliminary Prospectus, or in any amendment or supplement thereto required to be stated therein or necessary to make the statements therein not misleading, and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and attorneys' fees and expenses), joint or several, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus or the Prospectus, or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and shall reimburse each such indemnified party for any legal or other expenses as incurred, but in no event less frequently than 30 days after each invoice is submitted, reasonably incurred by them in connection with investigating or defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action, notwithstanding the possibility that payments for such expenses might later be held to be improper, in which case such payments shall be promptly refunded; provided, however, that the Selling Shareholders
                            --------  -------
shall be liable in any such case to the extent, but only to the extent, that any such losses, claims, damages, liabilities and expenses arise out of or are based upon any untrue statement or omission or allegation thereof that has been made therein or omitted therefrom in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of a Selling Shareholder, including, without limitation, the information with respect to a Selling Shareholder beneath the heading "Selling Shareholders;

Ownership of Common Stock" and any certificate of a Selling Shareholder delivered pursuant hereto; provided further that in no event shall the Selling
                           -------- -------
Shareholders be liable under this paragraph for an amount exceeding the aggregate purchase price received by the Selling Shareholders from the Underwriters for the Shares sold by the Selling Shareholders hereunder; and provided further that the indemnification contained in this paragraph with
-------- -------
respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter (or of any person controlling such Underwriter) to the extent any such losses, claims, damages, liabilities or expenses directly results from the fact that such Underwriter sold Shares to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (as amended or supplemented if any amendments or supplements thereto shall have been furnished to such Underwriter in sufficient time to distribute same with or prior to the written confirmation of the sale involved), if required by law, and if such loss, claim, damage, liability or expense would not have arisen but for the failure to give or send such person such document. The foregoing indemnity agreement is in addition to any liability any Selling Shareholder may otherwise have to any such indemnified party.

               (c) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement (and each person, if any, who controls the Company within the meaning of the 1933 Act), and the Selling Shareholders, to the same extent as required by the foregoing indemnity from the Company or the Selling Shareholders, as the case may be, to each Underwriter, but only with respect to information relating to such Underwriter furnished in writing to the Company through you by or on behalf of it expressly for use in connection with the registration statement as originally filed, the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, beneath the heading "Underwriting" or in a Blue Sky Application. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to any such indemnified party.

               (d) If any action or claim shall be brought or asserted against any indemnified party or any person controlling an indemnified party in respect of which indemnity may be sought from the indemnifying party, such indemnified party or controlling person shall promptly notify the indemnifying party in writing, and the indemnifying party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all expenses; provided, however, that the failure so to notify
                             -----------------
the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under such paragraph, and further, shall only relieve it from liability under such paragraph to the extent prejudiced thereby. Any indemnified party or any such controlling person shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party or such controlling person unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) the indemnifying party has failed to assume the defense or to employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both such indemnified party or such controlling person and the indemnifying party and such indemnified party or such controlling person shall have been advised by such counsel that there may be one or more legal defenses available to it that are different from or in addition to those available to the indemnifying party (in which case, if such indemnified party or controlling person notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party or such controlling person); it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time and for such indemnified party and controlling persons, such firm shall be designated in writing by the indemnified party. Each indemnified party and each controlling person, as a condition of such indemnity, shall use reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. The indemnifying party shall not be liable for any settlement of any such action effected without its written consent, but if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party and any such controlling person from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

          An indemnifying party shall not, without the prior written consent of each indemnified party, settle, compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnity may be sought hereunder (whether or not such indemnified party or any person who controls such indemnified party within the meaning of the 1933 Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes a release of each such indemnified party reasonably satisfactory to each such indemnified party and each such controlling person from all liability arising out of such claim, action, suit or proceeding or unless the indemnifying party shall confirm in a written agreement of the indemnifying party to each indemnified party, that notwithstanding any federal, state or common law, such settlement, compromise or consent shall not alter the right of any indemnified party or controlling person to indemnification or contribution as provided in this Agreement.

               (e) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under paragraphs (a), (b) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other shall be deemed to be allocated pro rata on the basis of the total underwriting discounts, commissions and compensation received by the Underwriters relative to the total net proceeds from the offering of the Shares (before deducting expenses) received by the Company and the Selling Shareholders, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the Selling Shareholders on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of or the omission or alleged omission to state a fact relates to information supplied by the Company or a Selling Shareholder or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this paragraph (e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in the first sentence of this paragraph (e) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this paragraph (e), no Underwriter or Selling Shareholder shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by such Underwriter and distributed to the public were offered to the public, or the amount sold by such Selling Shareholder, exceeds the amount of any damages that such Underwriter or Selling Shareholder, as the case may be, has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          For purposes of this paragraph (e), each person who controls an Underwriter within the meaning of the 1933 Act shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of the 1933 Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the preceding paragraph. The Underwriters' obligations in this paragraph (e) to contribute are several in proportion to their respective underwriting obligations and not joint. The obligations of the Company and the Selling Shareholders under this paragraph (e) shall be in addition to any liability which the Company and the Selling Shareholders may otherwise have and the obligations of the Underwriters under this paragraph (e) shall be in addition to any liability that the respective Underwriters may otherwise have.

               (f) The indemnity and contribution agreements contained in this
Section 7 and the representations and warranties of the Company and the Selling Shareholders set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company or any Selling Shareholder, or such directors, trustees or officers (or any person controlling the Company or any Selling Shareholder), (ii) acceptance of any Shares and payment therefor hereunder and (iii) any termination of this Agreement. A successor of any Underwriter or of the Company or any Selling Shareholder, such directors, trustees or officers (or of any person controlling any Underwriter, the Company or any Selling Shareholder) shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 7.

          8.   TERMINATION.  You shall have the right to terminate this
               -----------
Agreement on behalf of the Underwriters at any time at or prior to the Closing Date or, with respect to the Underwriters' obligation to purchase the Option Shares, at any time at or prior to the Option Closing Date, without liability on the part of any Underwriter to the Company or a Selling Shareholder, if:

               (a) the Company or a Selling Shareholder shall have failed, refused, or been unable to perform any agreement on its part to be performed under this Agreement, or any of the conditions referred to in Section 6 shall not have been fulfilled, when and as required by this Agreement;

               (b) The Company or any of the Subsidiaries shall have sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree which in the judgment of the Representative impairs the investment quality of the Shares;

               (c) There has been since the respective dates as of which information is given in the Registration Statement or the Prospectus, any adverse change in, or any development which is likely to have an adverse effect on, the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis, whether or not arising in the ordinary course of business;

               (d) There has occurred any outbreak of hostilities or other calamity or crisis or change in general economic, political or financial conditions, or internal conditions, the effect of which on the financial markets of the United States is such as to make it, in your reasonable judgment, impracticable to market the Shares or enforce contracts for the sale of the Shares;

               (e) Trading generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, by any of said exchanges or market system or by the Commission or any other governmental authority;

               (f) A banking moratorium shall have been declared by either federal or Oklahoma authorities; or

               (g) Any action shall have been taken by any government in respect of its monetary affairs which, in your reasonable judgment, has an adverse effect on the United States securities markets.

          If this Agreement shall be terminated pursuant to this Section 8, the Company and the Selling Shareholders shall not then be under any liability to any Underwriter except as provided in Sections 5 and 7 hereof.

          9.   DEFAULT OF UNDERWRITERS.  If any Underwriter or Underwriters
               -----------------------
shall default in its or their obligations to purchase Shares hereunder, the other Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however,
                                                           --------  -------
that the non-defaulting Underwriters shall be under no obligation to purchase such Shares if the aggregate number of Shares to be purchased by such non-defaulting Underwriters shall exceed 110% of the aggregate underwriting commitments set forth in Schedule I hereto, and provided further, that no non-
                         ----------             ----------------
defaulting Underwriter shall be obligated to purchase Shares to the extent that the number of such Shares is more than 110% of such Underwriter's underwriting commitment set forth in Schedule I hereto.
                        ----------

          In the event that the non-defaulting Underwriters are not obligated under the above paragraph to purchase the Shares which the defaulting Underwriter or Underwriters agreed but failed to purchase, the Representative may in its discretion arrange for one or more of the Underwriters or for another party or parties to purchase such Shares on the terms contained herein. If within one business day after such default the Representative does not arrange for the purchase of such Shares, then the Company shall be entitled to a further period of one business day within which to procure another party or parties satisfactory to the Representative to purchase such Shares on such terms.

          In the event that the Representatives or the Company do not arrange for the purchase of any Shares to which a default relates as provided above, this Agreement shall be terminated.

          If the remaining Underwriters or substituted underwriters are required hereby or agree to take up all or a part of the Shares of a defaulting Underwriter or Underwriters as provided in this Section 9, (i) you shall have the right to postpone the Closing Date for a period of not more than five full business days, in order to effect any changes that, in the opinion of counsel to the Underwriters or the Company, may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or agreements, and the Company agrees promptly to file any amendments to the Registration Statement or supplements to the Prospectus which, in its opinion, may thereby be made necessary and (ii) the respective numbers of Shares to be purchased by the remaining Underwriters or substituted underwriters shall be taken as the basis of their underwriting obligation for all purposes of this Agreement. Nothing herein contained shall relieve any defaulting Underwriter of any liability it may have for damages occasioned by its default hereunder. Any termination of this Agreement pursuant to this Section 9 shall be without liability on the part of any non-defaulting Underwriter, the Company or any Selling Shareholder, except for expenses to be paid or reimbursed pursuant to
Section 5 and except for the provisions of Section 7.

          10.  EFFECTIVE DATE OF AGREEMENT.  If the Registration Statement is
               ---------------------------
not effective at the time of execution of this Agreement, this Agreement shall become effective on the Effective Date at the time the Commission declares the Registration Statement effective. The Company shall immediately notify the Representative when the Registration Statement becomes effective.

          If the Registration Statement is effective at the time of execution of this Agreement, this Agreement shall become effective at the earlier of 11:00 a.m. St. Louis time, on the first full business day following the day on which this Agreement is executed, or at such earlier time as the Representative shall release the Shares for public offering. The Representative shall notify the Company and Selling Shareholders immediately after it has taken any action which causes this Agreement to become effective.

          Until such time as this Agreement shall have become effective, it may be terminated by the Company, by notifying you and the Selling Shareholders, or by you, as Representative of the Underwriters, by notifying the Company and the Selling Shareholders, except that the provisions of Sections 5 and 7 shall at all times be effective.

          11.  REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY.
               --------------------------------------------------------------
The representations, warranties, indemnities, agreements and other statements of the Company and its officers and the Selling Shareholders set forth in or made pursuant to this Agreement and the agreements of the Underwriters contained in
Section 7 hereof shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Company or any Selling Shareholder or controlling persons of the Company or any Selling Shareholder, or by or on behalf of the Underwriters or controlling persons of any Underwriters or any termination or cancellation of this Agreement and shall survive delivery of and payment for the Shares.

          12.  NOTICES.  Except as otherwise provided in this Agreement, all
               -------
notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand, mailed by registered or certified mail, return receipt requested, or transmitted by any standard form of telecommunication and confirmed. Notices to the Company shall be sent to 608 South Main Street, Stillwater, Oklahoma 74074, Attention: Robert L. McCormick, Jr. (with a copy to Kennedy, Baris & Lundy, L.L.P., 4719 Hampden Lane, Suite 300, Bethesda, Maryland 20814, Attention: James I. Lundy III, Esq.); notices to a Selling Shareholder shall be sent to the address set forth for such Selling Shareholder on Schedule II (with a copy to [____________________, _________________, ______________, ____________, ATTENTION: ________________,
ESQ., AND _____________________]); and notices to the Underwriters shall be sent to Stifel, Nicolaus & Company, Incorporated, 500 North Broadway, Suite 1500, St.

Louis, Missouri 63102, Attention: Rick E. Maples (with a copy to Bryan Cave llp, 211 North Broadway, Suite 3600, St. Louis, Missouri 63102, Attention:
Frederick W. Scherrer, Esq.).

          13.  PARTIES.  The Agreement herein set forth is made solely for the
               -------
benefit of the Underwriters, the Company and the Selling Shareholders and, to the extent expressed, directors and officers of the Company, any person controlling the Company, any Selling Shareholder or any Underwriter, and their respective successors and assigns. No other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser, in his status as such purchaser, from any Underwriter of the Shares.

          14.  GOVERNING LAW.  This Agreement shall be governed by the laws of
               -------------
the State of Missouri, without giving effect to the choice of law or conflicts of law principles thereof.

          15.  COUNTERPARTS.  This Agreement may be executed in one or more
               ------------
counterparts, and when a counterpart has been executed by each party hereto all such counterparts taken together shall constitute one and the same Agreement.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this shall become a binding agreement among the Company, the Selling Shareholders and you in accordance with its terms.

                                    Very truly yours,

                                    SOUTHWEST BANCORP, INC.



                                    By:________________________________
                                         Name:
                                         Title:



                                    SELLING SHAREHOLDERS:


                                    By:________________________________
                                         Name:
                                         Attorney-in-Fact for each of the
                                    Selling Shareholders named in
                                         Schedule II hereto

CONFIRMED AND ACCEPTED,
as of the date first above written.

STIFEL, NICOLAUS & COMPANY, INCORPORATED


By:_____________________________________
     Name:
     Title:

For itself and as Representative
of the Underwriters named in
Schedule I hereto.

                                  SCHEDULE I



                                                   Number of Firm
                                                    Shares to be
Name of Underwriters                                  Purchased
--------------------                               --------------

Stifel, Nicolaus & Company, Incorporated

Dain Rauscher Wessels
 a division of Dain Rauscher Incorporated

  Total                                               1,060,997
                                                      =========

                                  SCHEDULE II


Name and Address of                                 Number of Firm
Selling Shareholder                                Shares To Be Sold
-------------------                                -----------------
Estate of Paul C. Wise                                 696,311
c/o John T. Eberle, Esquire
120 North Robinson Avenue, Suite 1615
Oklahoma City, Oklahoma  73102

Dr. James B. Wise                                      114,686
3401 Hickory Stick Road
Oklahoma City, Oklahoma  73120

    Total                                              810,997
                                                       =======

                                 SCHEDULE III